SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

Date of Report (earliest event reported): March 2, 2004


                         NEWTEK BUSINESS SERVICES, INC.
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


            New York                    001-16123               11-3504638
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission file         (I.R.S. Employer
incorporation or organization)           number)            Identification No.)



100 Quentin Roosevelt Blvd., Garden City, NY                       11530
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


Issuer's telephone number, including area code:  (516) 390-2260

                              Newtek Capital, Inc.
--------------------------------------------------------------------------------
                                  (Former Name)

                           FORWARD-LOOKING STATEMENTS

         This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc., (Newtek) that could render actual outcomes and results materially different than predicted. Newtek's forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which Newtek operates; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by Newtek; Newtek's ability to employ and retain qualified employees; changes in government regulations that are applicable to Newtek's regulated small business lending; management businesses; Newtek's ability to identify and complete acquisitions and successfully integrate the businesses it acquires; changes in the demand for Newtek's services; the degree and nature of Newtek's competition; and general volatility of the capital markets and the market price of Newtek's common stock. While Newtek believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and Newtek undertakes no obligation to update such statements in light of new information or otherwise.

Item 5   Other Events and Regulation FD Disclosure.

         On March 2, 2004, Newtek Small Business Finance, Inc., a majority owned subsidiary of Newtek Business Services, Inc. (the "Company") and a nationwide U.S. Small Business Administration lending licensee, entered into a agreement with the Navy Federal Credit Union to make SBA loans available to the Navy Federal members. Navy Federal is the largest credit union in the country, with
2.38 million members and over $19 billion in assets; twice the membership and assets of the second largest credit union. The Company's SBA lender will provide a full service solution to the business lending needs of the Navy Federal members and will provide loan processing, servicing and liquidation services for the credit union.

Item 12  Results of Operations and Financial Condition.

         On March 2, 2004 the Company issued a press release concerning the results of its operations for the fourth quarter and full year of 2003. For the year, excluding extraordinary gains, the Company reported gross revenue of $60.5 million and net earnings of $9.6 million, or $0.36 per diluted share. Pursuant to the requirements of Item 12 of Form 8-K, Newtek has furnished a copy of this press release by attaching a copy as Exhibit 99.1, hereto.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                NEWTEK BUSINESS SERVICES, INC.

Date: March 2, 2004             /s/ Barry Sloane
                                ---------------------------------
                                Barry Sloane
                                Chairman of the Board, Chief Executive
                                Officer and Secretary